UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 5, 2020. At the Annual Meeting, Margot L. Carter, Michael R. Nicolais, Mary P. Ricciardello and Richard R. Stewart were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2023 Annual Meeting of Stockholders. The Company’s stockholders also approved an advisory resolution regarding the compensation of the Company’s named executive officers, as well as the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2021. Voting results for the director nominees and the other proposals are summarized below:

Election of Class II Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
Margot L. Carter	36,768,260	1,662,298	22,194	1,378,992
Michael R. Nicolais	36,560,161	1,876,184	16,407	1,378,992
Mary P. Ricciardello	38,044,712	391,637	16,403	1,378,992
Richard R. Stewart	37,842,215	594,985	15,552	1,378,992

F. William Barnett, Ed H. Bowman, Richard Beckwitt and Michael R. Haack continue to serve as directors with a term expiring in 2021. George J. Damiris, Martin M. Ellen and David B. Powers continue to serve as directors with a term expiring in 2022.

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
29,900,909	8,475,687	76,156	1,378,992

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
39,537,464	272,259	22,021	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: August 11, 2020

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